DIAMOND HILL FUNDS
Diamond Hill Large Cap Concentrated Fund
Supplement dated June 26, 2025 to the
Summary Prospectus, Prospectus and Statement of Additional Information
of Diamond Hill Large Cap Concentrated Fund dated February 28, 2025, as amended

The Board of Trustees (the “Board”) of Diamond Hill Funds (the “Trust”), after careful consideration and upon the recommendation of Diamond Hill Capital Management, Inc. (the “Adviser”), approved the conversion (the “Reorganization”) of the Diamond Hill Large Cap Concentrated Fund (the “Target Fund”) into an exchange-traded fund (“ETF”) by reorganizing the Target Fund into the newly created series of the Trust, the Diamond Hill Large Cap Concentrated ETF (the “Survivor Fund”). The Reorganization is expected to occur on or about September 26, 2025 (the “Closing Date”). The Survivor Fund will not commence operations before completion of the Reorganization and does not have existing shareholders. Shareholders are not required to approve the Reorganization, and shareholders will not be asked to vote. However, shareholders will receive a Combined Prospectus/Information Statement that contains information about the Survivor Fund and provides details about the terms and conditions of the Reorganization.
The Board concluded that the Reorganization is in the best interests of the Target Fund and its shareholders, noting that shareholders will benefit by maintaining an investment with an identical investment objective and a substantially similar investment strategy on a tax-free basis in an ETF with potential for operating efficiencies. In addition, the Board noted that the current portfolio manager of the Target Fund also will serve as portfolio manager of the Survivor Fund.
The Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization (the “Plan”). It is expected that the Reorganization will be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss is expected to be recognized by the Target Fund or Survivor Fund as a direct result of the Reorganization. The Reorganization also is not expected to result in a tax consequence to Target Fund shareholders. However, Target Fund shareholders may recognize gain or loss upon the receipt of cash in redemption of fractional shares of the Target Fund prior to the Reorganization, and shareholders whose Target Fund shares are not held in a brokerage account, or are held through a brokerage account that cannot accept shares of the Survivor Fund on the Closing Date, may recognize gain or loss if their Target Fund shares are either liquidated and redeemed for cash, or transferred by their financial intermediary to a different investment option.
At the Closing Date, Target Fund shareholders will receive shares of the Survivor Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund shares they held immediately prior to the Reorganization. After distributing these shares, the Target Fund will cease operations and terminate as a series of the Trust. Shareholders may redeem their Target Fund shares, at any time before the Reorganization takes place, as set forth in the Target Fund’s prospectus. However, no redemptions will be permitted after September 25, 2025.
Unlike the Target Fund, individual shares of the Survivor Fund are not purchased or redeemed directly with the Survivor Fund at NAV. Rather, shareholders will buy and sell shares of the Survivor Fund only in secondary market transactions on a stock exchange. Shares will trade at market prices, which may be greater than, equal to, or less than NAV. In addition, unlike shares of the Target Fund, which can only be purchased or redeemed once daily after the next-determined NAV, Survivor Fund shares can be purchased and sold throughout the trading day like shares of publicly-traded companies, which gives shareholders the flexibility to enter into or exit out of their investment.
The Target Fund offers three classes of shares, Investor Class, Class I and Class Y. The Survivor Fund offers only one class of shares. As part of the Reorganization, on or around September 5, 2025, all issued and outstanding Class I and Investor Class shares of the Target Fund will convert to Class Y shares of the Target Fund (the “Share Class Consolidation”). The Share Class Consolidation is intended to move shareholders into a share class that most closely resembles the ETF’s sole share class. The Share Class Consolidation will be effected without the imposition of any sales load, fee or other charge.

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